                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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     Date of Report (Date of earliest event reported): September 21, 2007

                            GLOBALOPTIONS GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                   001-33700               73-1703260
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 (State or Other Jurisdiction   (Commission File Number)     (IRS Employer
       of Incorporation)                                  Identification No.)

             75 Rockefeller Plaza, 27th Floor
                    New York, New York                      10019
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         (Address of Principal Executive Offices)        (Zip Code)

      Registrant's telephone number, including area code: (212) 445-6262

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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| |   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

| |   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

| |   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

| |   Pre-commencement communications pursuant to Rule 13e-4 (c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On September 21, 2007, GlobalOptions Group, Inc. (the "Company") was
notified that its Consulting Services Contract (the "Louisiana Contract") with the State of Louisiana, Governor's Office of Homeland Security and Emergency
Preparedness ("GOHSEP") was finalized.

      The Louisiana Contract establishes the Company as the lead provider of relief and recovery efforts related to all State of Louisiana (the "State")
disasters. Under the Louisiana Contract, the State has chosen to expand the
Company's role to be the State's lead disaster advisor and recovery manager. The
Company will continue to provide recovery relief to the State in the aftermath of Hurricanes Katrina and Rita, and will also provide these same services for other new and/or pre-existing disasters. In the Company's enhanced role, it will provide programmatic and policy advice on FEMA and will assist with the development and dissemination of the State's disaster-related policies and procedures. The Louisiana Contract is for a term of two years, with GOHSEP's option for a third year, and is terminable by GOHSEP upon 30 days' written notice. The foregoing description of the Louisiana Contract is not complete and is qualified in its entirety by reference to the full text of the Louisiana
Contract, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

      On September 26, 2007, the Company issued a press release announcing the signing of the Louisiana Contract. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 8.01.        OTHER EVENTS.

      On September 26, 2007, the Company issued a press release announcing the commencement of trading of its common stock on The Nasdaq Capital Market under the trading symbol "GLOI". A copy of such press release is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   EXHIBITS.

      Exhibit No.                          Description
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         10.1      State of Louisiana Consulting Services Agreement
         99.1      State of Louisiana press release dated September 26, 2007
         99.2      Nasdaq press release dated September 26, 2007

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 26, 2007               GLOBALOPTIONS GROUP, INC.

                                        By: /s/ Harvey W. Schiller
                                            ------------------------------------
                                            Harvey W. Schiller, Ph.D.
                                            Chairman and Chief Executive Officer

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                                  EXHIBIT INDEX

      Exhibit No.                          Description
      -----------                          -----------
         10.1      State of Louisiana Consulting Services Agreement
         99.1      State of Louisiana press release dated September 26, 2007
         99.2      Nasdaq press release dated September 26, 2007